UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2016

CUBIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	001-34144	87-0352095
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9870 Plano Road Dallas, Texas	75238
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 686-0369

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                                 Bankruptcy or Receivership.

As previously disclosed, on December 11, 2015, Cubic Energy, Inc., a Texas corporation (the “Company”), together with its direct and indirect wholly owned subsidiaries Cubic Asset, LLC, a Delaware limited liability company, Cubic Asset Holding, LLC, a Delaware limited liability company, Cubic Louisiana, LLC, a Delaware limited liability company, and Cubic Louisiana Holding, LLC, a Delaware limited liability company (collectively with the Company, the “Cubic Parties”), filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”).  The Bankruptcy Court approved the joint administration of the Chapter 11 Cases for procedural purposes under Case No. 15-12500.

Also as previously disclosed, on February 17, 2016, the Bankruptcy Court entered an order (the “Confirmation Order”), confirming the Cubic Parties’ Third Amended Prepackaged Plan of Reorganization of Cubic Energy, Inc., et. al., Pursuant to Chapter 11 of the Bankruptcy Code (the “Plan”), which was filed with the Bankruptcy Court on February 15, 2016.

On March 1, 2016, all conditions to the occurrence of the effective date set forth in the Plan and the Confirmation Order were satisfied or waived in accordance therewith and the effective date (the “Effective Date”) of the Plan occurred.  On the same date, the Company filed a Notice of (I) Entry of Order Approving the Debtors’ Solicitation and Disclosure Statement for, and Confirming, the Debtors’ Third Amended Prepackaged Plan of Reorganization of Cubic Energy, Inc., et. al., Pursuant to Chapter 11 of the Bankruptcy Code and (II) Occurrence of Effective Date (the “Notice of Effectiveness”) with the Bankruptcy Court.  A copy of the Notice of Effectiveness is attached hereto as Exhibit 99.1 and incorporated into this Item 1.03 by reference.

AS A RESULT OF THE PLAN BEING EFFECTIVE, ALL SHARES OF COMMON STOCK AND OTHER EQUITY INTERESTS IN THE COMPANY WERE CANCELLED WITHOUT CONSIDERATION AND HAVE NO VALUE.

On the Effective Date, the Company was converted into a Delaware limited liability company with membership interests issued in accordance with the Plan.

Item 9.01                                 Financial Statements and Exhibits

(d)                 Exhibits

Exhibit No.	Description of Exhibit

99.1

Notice of (I) Entry of Order Approving the Debtors’ Solicitation and Disclosure Statement for, and Confirming, the Debtors’ Third Amended Prepackaged Plan of Reorganization of Cubic Energy, Inc., et. al., Pursuant to Chapter 11 of the Bankruptcy Code and (II) Occurrence of Effective Date (the “Notice of Effectiveness”)

Forward-Looking Statements

Information in this Current Report on Form 8-K contains “forward-looking statements,” usually containing the words “believes,” “intends,” “estimates,” “projects,” “expects,” “anticipates,” “plans,” or similar expressions.  Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements.  Accordingly, readers should not place undue reliance on any forward-looking statements.  Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events, which are necessarily subject to uncertainties, many of which are outside the Company’s control.  More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC.  Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2016	CUBIC ENERGY, INC.

	By:	/s/ Jon S. Ross
Jon S. Ross, Executive Vice President and Secretary